Exhibit 10.24

SECOND AMENDMENT TO THE

TERM LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

Dated as of November 21, 2019

SECOND AMENDMENT TO THE TERM LOAN AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) among INDEPENDENCE REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Parent Borrower”), the Subsidiary Borrowers listed on the signature pages hereto, KEYBANK NATIONAL ASSOCIATION, as administrative agent (“Agent”) for the Lenders, and the Lenders.

PRELIMINARY STATEMENTS:

(1)

Parent Borrower, the Subsidiary Borrowers, Agent, the Lenders and the other financial institutions party thereto entered into that certain Term Loan Agreement dated as of November 20, 2017, as amended by that certain First Amendment to the Term Loan Agreement and Other Loan Documents dated June 18, 2019 (the “2017 Term Loan Agreement”) and, in connection with the 2017 Term Loan Agreement, Parent Guarantor delivered the Guaranty of even date therewith (the “Guaranty”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the 2017 Term Loan Agreement, as amended hereby;

(2)	Agent and Borrowers wish to amend the 2017 Term Loan Agreement to address certain changes to the terms thereof as set forth below; and
(3)	Borrowers, Agent and the Lenders have agreed pursuant to §27 of the 2017 Term Loan Agreement to amend the 2017 Term Loan Agreement on the terms and subject to the conditions hereinafter set forth.

Section 1.  Amendments to 2017 Term Loan Agreement.  The definition of “Applicable Margin” is hereby deleted in its entirety and shall be replaced effective as of the date hereof by the following:

“Applicable Margin”: (a) The Applicable Margin for LIBOR Rate Loans and Base Rate Loans shall, subject to the last sentence of this paragraph, be as set forth below based on the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate pursuant to §7.4(c):

Pricing Level	Consolidated Leverage Ratio	LIBOR Rate Loans	Base Rate Loans
Pricing Level 1	Less than 40%	1.20%	0.20%
Pricing Level 2	Greater than or equal to 40% but less than 45%	1.25%	0.25%

Pricing Level 3	Greater than or equal to 45% but less than 50%	1.35%	0.35%
Pricing Level 4	Greater than or equal to 50% but less than 55%	1.45%	0.45%
Pricing Level 5	Greater than or equal to 55% but less than 60%	1.70%	0.70%
Pricing Level 6	Greater than 60%	1.90%	0.90%

The Applicable Margin shall not be adjusted based upon such Consolidated Leverage Ratio, if at all, until (i) the first day of the next fiscal quarter following receipt of any updated Compliance Certificate or (ii) if any member of the Consolidated Group issues Equity Interests, the second Business Day following Agent’s receipt of a pro forma Compliance Certificate that takes into account such issuance of Equity Interests and any repayment of Indebtedness from the proceeds thereof.  In the event that Parent Borrower shall fail to deliver to Agent a quarterly Compliance Certificate on or before the date required by §7.4(c), then without limiting any other rights of Agent and Lenders under this Agreement, the Applicable Margin for the Loan shall be at Pricing Level 6 commencing on the first (1st) Business Day following the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until such failure is cured, in which event the Applicable Margin shall adjust, if necessary, on the first (1st) day of the first (1st) month following receipt of such Compliance Certificate.  The Applicable Margin in effect from the Closing Date through the date of the next change in the Applicable Margin pursuant to the provisions hereof shall be determined based upon Pricing Level 2. The provisions of this definition shall be subject to §2.6(c).

(b)In the event that Parent Guarantor achieves an Investment Grade Rating, Parent Borrower may, upon written notice to Agent, make an irrevocable (subject to the provisions of the paragraph following the grid below) written election (setting forth the date such election shall be effective) to exclusively use the ratings-based pricing grid set forth below (a “Ratings Grid Election”), in which case the Applicable Margin for LIBOR Rate Loans and Base Rate Loans will be determined, as per the pricing grid below, on the basis of the Debt Rating of Parent Guarantor as set forth below:

Debt Rating	LIBOR Rate Loans	Base Rate Loans
>A-/A3	0.85%	0.00%
BBB+/Baa1	0.90%	0.00%
BBB/Baa2	1.00%	0.00%
BBB-/Baa3	1.25%	0.25%
<BBB-/Baa3	1.65%	0.65%

If Parent Borrower has made the Ratings Grid Election as provided above but thereafter Parent Guarantor fails to maintain an Investment Grade Rating by at least one of S&P or Moody’s, then the applicable interest rate margin shall be determined pursuant to clause (a) above during the period commencing on the date Parent Guarantor no longer has an Investment Grade Rating by at least one of S&P or Moody’s and ending on the date Parent Borrower makes another Ratings Grid Election.”

Section 2.  Representations and Warranties.  Each Loan Party hereby represents and warrants that:

(a)The representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) to which it is a party are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date).

(b)The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the corporate or other organizational authority of the Loan Parties, (ii) have been duly authorized by all necessary actions on the part of the Loan Parties, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any Loan Party is subject or any judgment, order, writ, injunction, license or permit applicable to any Loan Party, in each case except as would not be reasonably likely to have a Material Adverse Effect, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, limited liability company agreement, articles of incorporation or other charter documents or bylaws of any Loan Party, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of any Loan Party other than Permitted Liens, and (vi) do not require the approval or consent of any Governmental Authority to be obtained by any Loan Party or any Affiliate thereof other than those already obtained and delivered to Agent or except as would not reasonably be likely to have a Material Adverse Effect.

(c)The execution and delivery of this Amendment are valid and legally binding obligations of the Loan Parties enforceable in accordance with the terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and general principles of equity.

(d)The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of, or filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained, in each case, except as would not be reasonably likely to result in a Material Adverse Effect.

Section 3.  Conditions of Effectiveness.  This Amendment shall become effective as of the date first written above on the first date (the “Amendment Effective Date”) on which, and only if, Agent shall have received on or before the date hereof, each dated such day, in form and substance satisfactory to Agent, counterparts of this Amendment executed by each of the Loan Parties and each Lender.

Section 4.  Reference to and Effect on the 2017 Term Loan Agreement, the Notes and the Loan Documents.

(a)This Amendment is a Loan Document.  On and after the effectiveness of this Amendment, each reference in the 2017 Term Loan Agreement to “this Agreement’’, “hereunder”, “hereof” or words of like import referring to the 2017 Term Loan Agreement, and each reference in the Notes and each of the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof”‘ or words of like import referring to the 2017 Term Loan Agreement, shall mean and be a reference to the 2017 Term Loan Agreement, as amended and modified by this Amendment to read in the form of the Amended Term Loan Agreement attached as Annex A.

(b)This Amendment shall not extinguish the obligations for the payment of money outstanding under the 2017 Term Loan Agreement or the Amended Term Loan Agreement.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the 2017 Term Loan Agreement, which shall remain in full force and effect, except to any extent modified hereby or as provided in the exhibits hereto.  Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties from the Loan Documents.

Section 5.  Ratification.  The 2017 Term Loan Agreement (as amended by this Amendment), the Guaranty (as amended by this Amendment) and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed by each Loan Party.  Except as expressly provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under the 2017 Term Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the 2017 Term Loan Agreement or any of the other Loan Documents.

Section 6.  Costs and Expenses.  Parent Borrower shall pay all reasonable and documented out-of-pocket costs and expenses of Agent to the extent provided in §15 of the 2017 Term Loan Agreement.

Section 7.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or as a .pdf, .jpeg, .TIF, .TIFF attachment to an electronic mail message or similar electronic format shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Balance of page intentionally left blank.]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed by its duly authorized representatives as of the date first set forth above.

BORROWERS:

INDEPENDENCE REALTY OPERATING PARTNERSHIP, LP

By:  Independence Realty Trust, Inc., its general partner

By:/s/James Sebra

Name:James Sebra

Title:Chief Financial Officer

BAYVIEW CLUB APARTMENTS INDIANA, LLC, BRIDGEVIEW APARTMENTS, LLC, CHELSEA SQUARE APARTMENTS HOLDING COMPANY, LLC, CHERRY GROVE SOUTH CAROLINA, LLC, HAVERFORD PLACE APARTMENTS OWNER, LLC, HPI COLLIER PARK LLC, HPI KENSINGTON COMMONS LLC, HPI SCHIRM FARMS LLC HPI RIVER CHASE LLC, LAKES OF NORTHDALE APARTMENTS, LLC, LUCERNE APARTMENTS TAMPA, LLC, IRT LIVE OAK TRACE LOUISIANA, LLC, SOUTH TERRACE APARTMENTS NORTH CAROLINA, LLC, SPG AVALON APARTMENTS LLC TIDES AT CALLABASH NORTH CAROLINA, LLC ROCKY CREEK APARTMENTS OWNER, LLC THORNHILL APARTMENTS OWNER, LLC, and NORTH PARK PROPERTY OWNER, LLC

By: Independence Realty Operating Partnership, LP, the sole member of each of the foregoing entities

By: Independence Realty Trust, Inc., its general partner

By:/s/James Sebra

Name:James Sebra

Title:Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

BSF-ARBORS RIVER OAKS, LLC,

BSF LAKESHORE, LLC, BSF TRAILS, LLC, FOX PARTNERS, LLC, and MERCE PARTNERS, LLC

By:  TS Manager, LLC, the manager of each of the foregoing entities

By:  IR TS Op Co, LLC, its sole member

By:  Independent Realty Operating Partnership, LP, its sole member

By:  Independence Realty Trust, Inc., its general partner

By:/s/James Sebra

Name:James Sebra

Title:Chief Financial Officer

TS GOOSE CREEK, LLC, TS MILLER CREEK, LLC, TS VINTAGE, LLC and TS WESTMONT, LLC

By:  IR TS Op Co, LLC, the sole member of each of the

foregoing entities

By:  Independent Realty Operating Partnership, LP, its

sole member

By:  Independence Realty Trust, Inc., its general partner

By:/s/James Sebra

Name:James Sebra

Title:Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

POINTE AT CANYON RIDGE, LLC

By:  JLC/BUSF Associates, LLC, its sole member

By:  TS Manager, LLC, its manager

By:  IR TS Op Co, LLC, its sole member

By:  Independent Realty Operating Partnership, LP, its sole member

By:  Independent Realty Trust, Inc., its general partner

By:/s/James Sebra

Name:James Sebra

Title:Chief Financial Officer

IRT OKC PORTFOLIO OWNERS, LLC

By:IRT OKC Portfolio Member, LLC, its sole member

By:Independent Realty Operating Partnership, LP, its

sole member

By:  Independence Realty Trust, Inc., its general partner

By:/s/James Sebra

Name:James Sebra

Title:Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

GUARANTOR CONSENT

The undersigned hereby acknowledges and consents to the foregoing Second Amendment to Term Loan Agreement and Other Loan Documents and acknowledges and agrees that it remains obligated for the various obligations and liabilities of the Borrowers to the Agent and the Lenders under the 2017 Term Loan Agreement as provided for in, and subject to the provisions of, the Guaranty dated November 20, 2017 provided by the undersigned to the Agent on behalf of the Lenders.

GUARANTOR:

INDEPENDENCE REALTY TRUST, INC.,

a Maryland Corporation, its general partner

By:/s/James Sebra

Name:James Sebra

Title:Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

AGENT AND LENDER:

KEYBANK NATIONAL ASSOCIATION

as a Lender and as Agent

By:/s/Michael P. Szuba

Name:Michael P. Szuba

Title:Senior Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

LENDER:

ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender

By:/s/Mitch Vega

Name:Mitch Vega

Title:Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION as a Lender

By:/s/Jessica Phillips

Name:Jessica Phillips

Title:Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

LENDER:

CITIZENS BANK, N.A., as a Lender

By:/s/Nan E. Delahunt

Name:Nan E. Delahunt

Title:Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

LENDER:

THE HUNTINGTON NATIONAL BANK, as a Lender

By:/s/Rebecca Stirnkorb

Name:Rebecca Stirnkorb

Title:Assistant Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

LENDER:

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:/s/Shari L. Reams-Henofer

Name:Shari L. Reams-Henofer

Title: Senior Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

LENDER:

REGIONS BANK, as a Lender

By:/s/C. Vincent Hughes, Jr.

Name:C. Vincent Hughes, Jr.

Title: Vice President